SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report: July 1, 2004

Commission File Number: 1-10711

WORLDWIDE RESTAURANT CONCEPTS, INC.

(Exact name of Registrant as specified in its charter)

DELAWARE	95-4307254
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

15301 VENTURA BLVD., BUILDING B, SUITE 300

SHERMAN OAKS, CA 91403

(Address of principal executive offices)

(818) 662-9800

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed since last report)

ITEM 7(c). EXHIBITS

99.1	Press release dated July 1, 2004.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On July 1, 2004, Worldwide Restaurant Concepts, Inc. issued a press release announcing financial results for the fourth quarter and annual fiscal year 2004 financial results. A copy of the release is attached as Exhibit 99.1 and incorporated by reference herein.

This Report on Form 8-K is being furnished pursuant to Item 12, Results of Operations and Financial Condition. The information furnished is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the filing under the Securities Act of 1933, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

WORLDWIDE RESTAURANT CONCEPTS, INC.

Date: July 1, 2004	By:	/s/ A. Keith Wall
A. Keith Wall
Vice President and CFO

INDEX TO EXHIBITS

EXHIBIT NUMBER	DESCRIPTION
99.1	PRESS RELEASE DATED July 1, 2004